UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 23, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-7275                                           47-0248710
(Commission File Number)                      (IRS Employer Identification No.)

         One ConAgra Drive
             Omaha, NE                                     68102
(Address of Principal Executive Offices)                 (Zip Code)

                                 (402) 595-4000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to
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     |_| Written communications pursuant to Rule 425 under the Securities Act
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     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
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     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.  Results of Operations and Financial Condition

         ConAgra Foods, Inc. issued a press release and posted a Q&A document on the company's website on March 24, 2005 with preliminary earnings information on the company's third quarter ended February 27, 2005. The press release and related Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

         (a) During the third quarter of fiscal 2005, the company discovered errors in previously reported amounts related to tax matters for fiscal 2004 and 2003.

          On March 23, 2005, the Board of Directors of ConAgra Foods, upon the recommendation of the company's Audit Committee and management, determined that ConAgra Foods' previously issued financial statements contained in the Form 10-K for the fiscal year ended May 30, 2004 and the Form 10-Q's for the quarters ended August 29, 2004 and November 28, 2004 should be restated to correct certain errors contained therein. Accordingly, such financial statements and the related Reports of Independent Registered Public Accounting Firm included in the Form 10-K for the fiscal year ended May 30, 2004 should no longer be relied upon until such financial statements have been restated. The Audit Committee has discussed these matters with the company's independent registered public accounting firm, Deloitte & Touche LLP.

         The restatement is not expected to impact previously reported revenue or income from continuing operations before income taxes, but it is expected to increase tax expense, and therefore reduce after tax profits, principally in fiscal 2003 and 2004. Based on information as of this date, the company's preliminary estimate of the increased tax expense is in the range of $150 million to $200 million for the relevant periods. There will also be corresponding cash payments for taxes in connection with the errors. The restated financial statements will be filed as soon as possible.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CONAGRA FOODS, INC.


Date:  March 24, 2005                  By:      /s/ Frank S. Sklarsky
                                          ------------------------------------
                                          Name:   Frank S. Sklarsky
                                          Title:  Executive Vice President,
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit                    Description
Page No.


99.1     Press release dated March 24, 2005..............................

99.2     Questions and Answers...........................................